VALIC Company I

Supplement Dated May 6, 2002

to

Prospectus Dated March 15, 2002

Page 7, Blue Chip Growth Fund, Investment Strategy:

The first sentence of the "Investment Strategy" section is revised to reflect that the Fund pursues long-term capital appreciation by normally investing at least 80% (rather than 65%) of assets in the common stocks of large and medium-sized blue chip growth companies.

Page 9, Capital Conservation Fund, Investment Strategy:

The first sentence of the "Investment Strategy" section is replaced in its entirety with the following:

The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment.

VL 9017-A 05/02